Exhibit 10.9

AMENDED AND RESTATED ASSIGNMENT OF INSURANCES

dated as of

March 21, 2012

by

OMEGA PROTEIN, INC.,

and

OMEGA PROTEIN CORPORATION

collectively, as Assignor,

in favor of

WILMINGTON TRUST COMPANY,

not in its individual capacity,

but solely as Trustee of the

Omega Master Vessel Trust 2012

AMENDED AND RESTATED ASSIGNMENT OF INSURANCES

THIS AMENDED AND RESTATED ASSIGNMENT OF INSURANCES (this “Assignment”), dated as of March 21, 2012, is made by OMEGA PROTEIN, INC., a Virginia corporation (“Shipowner”), and OMEGA PROTEIN CORPORATION, a Nevada corporation (“Omega” together with Shipowner, collectively, “Assignor”), in favor of WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Trustee of the OMEGA MASTER VESSEL TRUST 2012, a Delaware statutory trust (“Assignee”).

R E C I T A L S

A. Shipowner is the sole legal and beneficial owner of the whole of the United States flag vessels described on Exhibit A attached hereto and incorporated herein by reference (each, a “Mortgaged Vessel”); and

B. All of the Mortgaged Vessels, save and except the vessel named G.P. Fisherman with an Official Number 650282 duly documented in the name of Shipowner under the laws and flag of the United States of America (the “Additional Vessel”), are subject to and more particularly described in that certain First Preferred Fleet Mortgage (as amended or supplemented from time to time in accordance with its terms, called the “Existing First Preferred Ship Mortgage”) dated as of October 21, 2009 executed by Shipowner in favor of Wells Fargo Bank, National Association, a national banking association (“Wells Fargo”), as supplemented by that certain Supplement No. 1 to First Preferred Fleet Mortgage dated as of July 21, 2011 executed by Shipowner in favor of Wells Fargo; and

C. As more fully described in the Existing First Preferred Ship Mortgage, pursuant to that certain Loan Agreement (as amended from time to time in accordance with its terms, called the “Existing Loan Agreement”) dated as of October 21, 2009 among Assignor, each subsidiary of Omega listed as a “Guarantor” on the signature pages thereto, and Wells Fargo, and other documents executed in connection therewith, Wells Fargo agreed to make available to Assignor a revolving credit facility (which included a sub-facility for the issuance of letters of credit) up to $35,000,000.00 and to enter into various interest rate, commodity, currency hedging or swap transactions up to $25,000,000.00 and to provide certain treasury or cash management services up to $7,500,000.00; and

D. Pursuant to the Existing First Preferred Ship Mortgage, Shipowner agreed, among other things, to insure and keep the Mortgaged Vessels, save and except the Additional Vessel, insured in the name of Shipowner, naming Wells Fargo as an additional insured and as loss payee; and

E. Pursuant to that certain Assignment of Insurances (the “Existing Assignment”) dated as of October 21, 2009 by Assignor in favor of Wells Fargo, Assignor assigned to Wells Fargo all of Assignor’s right, title and interest in and to the insurances in respect of the Mortgaged Vessels, save and except the Additional Vessel, and any proceeds related thereto; and

F. Pursuant to that certain Amended and Restated Loan Agreement (as amended from time to time in accordance with its terms, called the “Loan Agreement”) dated as of the date hereof, among Assignor, each subsidiary of Omega listed as a “Guarantor” on the signature pages thereto, and the financial institutions from time to time party thereto (“Lenders”), and Wells Fargo, as Administrative Agent (“Administrative Agent”), Swing Line Lender and Issuing Lender, which amends and restates in its entirety the Existing Loan Agreement, and other documents executed in connection therewith, Lenders have agreed to make available to Assignor a revolving credit facility (which includes sub-facilities for issuance of letters of credit and swingline loans) up to $60,000,000.00 with an accordion feature that allows for the expansion of the facility upon satisfaction of prescribed conditions up to an aggregate of $70,000,000.00 and to enter into various interest rate, commodity, currency hedging or swap transactions and provide certain treasury or cash management services; and

G. Pursuant to that certain Master Vessel Trust Agreement, dated as of the date hereof, Administrative Agent and Wilmington Trust Company formed Assignee for the purpose of holding various collateral, including the First Preferred Ship Mortgage (as defined below) and this Assignment, for the benefit of Administrative Agent; and

H. Pursuant to that certain Assignment of First Preferred Fleet Mortgage, dated as of the date hereof, Wells Fargo assigned the Existing First Preferred Ship Mortgage to Assignee, for the benefit of Administrative Agent; and

I. Pursuant to an Amended and Restated First Preferred Fleet Mortgage, dated the date hereof (as amended or supplemented from time to time in accordance with its terms, called the “First Preferred Ship Mortgage”) given by Shipowner in favor of Assignee, as supplemented by that certain Supplement No. 1 to Amended and Restated First Preferred Fleet Mortgage dated the date hereof given by Shipowner in favor of Assignee, Shipowner agreed, among other things, to insure and keep each Mortgaged Vessel insured in the name of Shipowner, naming Assignee as an additional insured and as loss payee; and

J. Pursuant to the terms of the Loan Agreement, Assignor is required to execute and deliver to Assignee, as security for the Secured Obligations, an assignment of all of Assignor’s right, title and interest in and to the insurances in respect of each Mortgaged Vessel and any proceeds related thereto; and

K. Assignor has requested, and Wells Fargo has agreed, to assign the Existing Assignment to Assignee and thereafter to amend and restate the Existing Assignment with Assignee pursuant to the terms and conditions of this Assignment.

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Assignor:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.01 Definitions. Each capitalized term used but not otherwise defined in this Assignment (including in the introduction and recitals hereof) shall have the meaning given such term in the Loan Agreement unless the context shall otherwise require. Such terms include, without limitation, “Closing Date,” “Event of Default,” “Loan Documents,” “Loan Party,” “Secured Obligations,” “Secured Parties,” and “Person.”

Section 1.02 Interpretation. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications herein or therein), (b) any reference to any statute or act shall include all related current regulations and all amendments and any successor statutes, acts and regulations (and any reference to any statute, act or regulation, without additional reference, shall be deemed to refer to federal statutes, acts and regulations of the United States), (c) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Assignment in its entirety and not to any particular provision hereof, and (e) each reference in herein to articles, sections, paragraphs, clauses and exhibits are to the articles, sections, paragraphs and clauses of, and the exhibits to, this Assignment.

ARTICLE II

ASSIGNMENT FOR SECURITY, ETC.

Section 2.01 Assignment. As security for the prompt payment and performance in full of the Secured Obligations, Assignor, as legal and beneficial owner, does hereby assign, transfer and set over unto Assignee, for the benefit of Assignee and its successors and assigns, and does hereby grant Assignee a security interest in, all of Assignor’s right, title and interest, whether now existing or hereafter acquired, present or future, in, to and under (a) all policies and contracts of insurance, including Assignor’s rights under all entries in any protection and indemnity or war risks association or club, which are from time to time taken out by or for Assignor in respect of any Mortgaged Vessel, her hull, machinery, freights, disbursements, profits or otherwise, and all the benefits thereof, including all claims of whatsoever nature, as well as returns premiums (all of which are herein collectively called the “Insurances”), and (b) all moneys and claims for moneys in connection therewith and all proceeds of all of the foregoing.

Section 2.02 Notices: Loss Payable Clauses.

(a) All Insurances, except entries in protection and indemnity associations or clubs or insurances effected in lieu of such entries, relating to any Mortgaged Vessel shall contain a loss payable and notice of cancellation clause in accordance with the First Preferred Ship Mortgage and substantially in the form of Exhibit B attached hereto and incorporated herein by reference or in such other form as Assignee may agree.

(b) All entries in protection and indemnity associations or clubs or insurances effected in lieu of such entries relating to any Mortgaged Vessel shall contain a loss payable and notice of cancellation clause in accordance with the First Preferred Ship Mortgage and substantially in the form of Exhibit C attached hereto and incorporated herein by reference or in such other form as Assignee may agree.

Section 2.03 Covenants and Undertakings. Assignor hereby covenants and agrees with Assignee that:

(a) It shall do or permit to be done each and every act or thing which Assignee may from time to time require to be done for the purpose of enforcing Assignee’s rights under this Assignment and shall allow its name to be used as and when required by Assignee for that purpose; and

(b) It shall forthwith give notice of this Assignment, in the form set out in Exhibit D attached hereto and incorporated herein by reference and identifying each Mortgaged Vessel by name and official number, or shall cause its insurance brokers to give such notice, to all insurers, underwriters, clubs and associations providing insurance in connection with any Mortgaged Vessel and the earnings related thereto and procure that such notice is endorsed on all the policies and entries of insurances in respect of each Mortgaged Vessel and her earnings.

Section 2.04 No Duty of Inquiry. Assignee shall not be obliged to make any inquiry as to the nature or sufficiency of any payment received by it hereunder or to make any claim or take any other action to collect any moneys or to enforce any rights and benefits hereby assigned to Assignee or to which Assignee may at any time be entitled hereunder except such reasonable action as may be requested by any underwriter, association or club. Assignor shall remain liable to perform all the obligations assumed by it in relation to the property hereby assigned and Assignee shall be under no obligation of any kind whatsoever in respect thereof or be under any liability whatsoever (including any obligation or liability with respect to the payment of premiums, calls, assessments or any other sums at any time due and owing in respect of the Insurances) in the event of any failure by Assignor to perform such obligations.

Section 2.05 Negative Pledge. Assignor does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that it shall not assign or pledge so long as this Assignment shall remain in effect, any of its rights, title or interest in the whole or any part of the moneys and claims hereby assigned, to anyone other than Assignee, and it shall not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of the rights hereby assigned or any of the rights created in this Assignment; and Assignor hereby irrevocably appoints and constitutes Assignee as Assignor’s true and lawful attorney-in-fact, coupled with an interest in such money and claims assigned, with full power (in the name of Assignor or otherwise) should an Event of Default exist to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys assigned hereby, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which Assignee may deem to be necessary or advisable and otherwise to do any and all things which Assignor itself could do in relation to the property hereby assigned, including filing any and all Uniform Commercial Code financing statements or renewals thereof in collection with this Assignment without the signature of Assignor which Assignee may deem to be necessary or advisable to perfect or maintain the security interest granted hereby. This power of attorney shall not create any fiduciary obligations or relationship on the part of the Assignee for the benefit of the Assignor.

Section 2.06 Application of Proceeds. All moneys collected to received from time to time by Assignee pursuant to this Assignment shall be applied or paid in accordance with Section 2.10 of the First Preferred Ship Mortgage.

Section 2.07 Further Assurances. Assignor hereby agrees that any time and from time to time upon the written request of Assignee it shall duly execute and deliver any and all such further instruments and documents as may be specified in such request (which request shall be accompanied by the execution form of such instruments and documents) and as are necessary or desirable to perfect, preserve or protect the mortgage, security interests and assignments created or intended to be created hereby, or to obtain for Assignee the full benefit of the specific rights and powers granted herein.

Section 2.08 Remedies Cumulative and Not Exclusive: No Waiver. Each and every right, power and remedy given to Assignee specifically or otherwise in this Assignment shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Assignee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by Assignee in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Assignor or any other Loan Party or to be an acquiescence therein; nor shall the acceptance by Assignee, Administrative Agent or any Secured Party of any security or of any payment of or on account of any of the amounts due from the Loan Parties to Administrative Agent, any Secured Party, Assignee or other holders of any of the Secured Obligations and maturing after any breach or default or of any payment on account of any past breach or default be construed to be a waiver of any right to take advantage of any future breach or default or of any past breach or default not completely cured thereby. For the avoidance of doubt, Assignee, its successors and assigns, shall be the only parties entitled to exercise the remedies set forth hereunder.

Section 2.09 Invalidity. Any provision of this Assignment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. In the event that it should transpire that by reason of any law or regulation, or by reason of a ruling of any court, or by any other reason whatsoever, the assignment herein contained is either wholly or partly defective, Assignor hereby undertakes to furnish Assignee with an alternative assignment or alternative security and to do all such other acts as, in the sole opinion of Assignee, shall be required in order to ensure and give effect to the full intent of this Assignment.

Section 2.10 Continuing Security. It is declared and agreed that the security created by this Assignment shall be held by Assignee as a continuing security for the prompt payment and performance in full of the Secured Obligations and that the security so created shall not be satisfied by an intermediate payment, performance or satisfaction of any part of the Secured

Obligations hereby secured and that the security so created shall be in addition to and shall not in any way be prejudiced or affected by any collateral or other security now or hereafter held by Assignee, Administrative Agent, any Secured Party or other holder of any of the Secured Obligations for all or any part of the moneys hereby secured.

Section 2.11 Termination. Once all of the Secured Obligations arising under the Loan Agreement and other Loan Documents have been fully and finally paid or otherwise performed in full or Assignor is released therefrom in accordance with the terms of the Loan Agreement, all of the right, title and interest herein assigned shall revert to Assignor and this Assignment shall terminate.

ARTICLE III

MISCELLANEOUS

Section 3.01 Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be given as set forth in the First Preferred Ship Mortgage.

Section 3.02 Amendments, Etc. No amendment or waiver of any provision of this Assignment, and no consent to any departure by Assignor herefrom, shall in any event be effective unless the same shall be in writing and signed by Assignee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 3.03 Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Assignment by telecopier shall be equally as effective as delivery of an original executed counterpart of this Assignment. If Assignor shall deliver an executed counterpart of this Assignment by telecopier, Assignor also shall deliver an original executed counterpart of this Assignment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Assignment.

Section 3.04 Acceptance. This Assignment shall be deemed accepted by Assignee upon its delivery by the Assignor on the Closing Date.

Section 3.05 GOVERNING LAW. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF TEXAS, EXCEPT THE RULES GOVERNING CONFLICTS OF LAW.

Section 3.06 CONSENT TO JURISDICTION: SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS ASSIGNMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS IN THE COUNTY OF HARRIS COUNTY OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS ASSIGNMENT, ASSIGNOR IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE

AFORESAID COURTS. ASSIGNOR HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF TEXAS AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ASSIGNOR AT ITS ADDRESS FOR NOTICES AS SET FORTH IN THE LOAN AGREEMENT AND TO THE SECRETARY OF STATE OF THE STATE OF TEXAS, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ASSIGNEE TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ASSIGNOR IN ANY OTHER JURISDICTION. ASSIGNOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ASSIGNOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, ASSIGNOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS ASSIGNMENT.

Section 3.07 WAIVER OF JURY TRIAL, ETC. ASSIGNOR WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS ASSIGNMENT, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS ASSIGNMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. ASSIGNOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ASSIGNEE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ASSIGNEE WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. ASSIGNOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

Section 3.08 ENTIRE AGREEMENT. THIS ASSIGNMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of page is blank. Signatures appear on next page.]

IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed and delivered on the day and year first above written.

ASSIGNOR: OMEGA PROTEIN, INC.

By:	/s/ Andrew Johannesen
Andrew Johannesen
Vice President and Chief Financial Officer

OMEGA PROTEIN CORPORATION

By:	/s/ Andrew Johannesen
Andrew Johannesen
Executive Vice President and Chief Financial Officer

Signature Page to Amended and Restated Assignment of Insurances

CONSENT TO AMENDED AND RESTATED ASSIGNMENT OF INSURANCES

Wells Fargo hereby (i) grants, bargains, sells, transfers, assigns and conveys unto Assignee, all of its rights, title and interests in and to the Existing Assignment, (ii) acknowledges that all loss payable and notice of cancellation clauses contemplated by the Existing Assignment are no longer effective, and (iii) acknowledges that all loss payable and notice of cancellation clauses contemplated by the Assignment shall be in favor of Assignee.

WELLS FARGO: WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ John A. Kallina
John A. Kallina
Senior Vice President

Signature Page to Amended and Restated Assignment of Insurances